UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

June 8, 2026
Date of Report (Date of earliest event reported)

CervoMed Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37942	30-0645032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Park Plaza, Suite 424 Boston, Massachusetts		02116
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 744-4400

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CRVO	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07         Submission of Matters to a Vote of Security Holders

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of CervoMed Inc. (the “Company” or “we”) was held on June 8, 2026. Stockholders of record at the close of business on April 17, 2026 (the “Record Date”), were entitled to vote at the Annual Meeting and, as of the Record Date, there were 9,258,719 shares of the Company’s common stock outstanding. At the Annual Meeting, the holders of 6,218,593 shares were present, virtually or by proxy, representing approximately 67.2% of the shares outstanding as of the Record Date and, accordingly, a quorum was present at the Annual Meeting.

The matters submitted to the Company’s stockholders and voted upon at the meeting, which are more fully described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2026 (the “Proxy Statement”), as well as the results of each such vote were as follows:

(1)	Proposal No. 1 – To elect eight persons to serve as directors until the Company’s next Annual Meeting of Stockholders or until their respective successors are elected and qualified.

The election of each nominee pursuant to Proposal No. 1 required the affirmative vote of a plurality of the votes present and entitled to vote at the Annual Meeting and, accordingly, each nominee received the requisite number of votes for election at the Annual Meeting.

	For	Withheld	Broker Non-Votes
John Alam, MD	3,155,846	29,174	3,033,573
Joshua S. Boger, PhD	3,141,298	43,722	3,033,573
Sylvie Grégoire, PharmD	3,153,199	31,821	3,033,573
Jane H. Hollingsworth, JD	3,126,987	58,033	3,033,573
Jeffrey V. Poulton	3,154,178	30,842	3,033,573
David Quigley	3,153,944	31,076	3,033,573
Marwan Sabbagh, MD	3,154,321	30,699	3,033,573
Frank Zavrl	3,153,967	31,053	3,033,573

(2)	Proposal No. 2 – To ratify the selection of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

The approval of Proposal No. 2 required the affirmative vote of a majority of the votes present and entitled to vote at the Annual Meeting and, accordingly, Proposal No. 2 received the requisite number of votes for approval at the Annual Meeting.

For	Against	Abstain
6,092,751	21,433	104,409

(3)	Proposal No. 3 – To approve, on an advisory basis, the compensation of the Company’s named executive officers during the year ended December 31, 2024, as disclosed in the Proxy Statement.

The approval of Proposal No. 3 required the affirmative vote of a majority of the votes present and entitled to vote at the Annual Meeting and, accordingly, Proposal No. 3 received the requisite number of votes for approval at the Annual Meeting.

For	Against	Abstain	Broker Non-Votes
3,073,013	104,221	7,786	3,033,573

(4)	Proposal No. 4 – To approve Amendment No. 1 to the CervoMed Inc. 2025 Equity Incentive Plan.

The approval of Proposal No. 4 required the affirmative vote of a majority of the votes present and entitled to vote at the Annual Meeting and, accordingly, Proposal No. 4 received the requisite number of votes for approval at the Annual Meeting.

For	Against	Abstain	Broker Non-Votes
3,044,744	132,860	7,416	3,033,573

Item 9.01                  Financial Statements and Exhibits

(d)         Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2026	CervoMed Inc.

	By:	/s/ William Elder
	Name:	William Elder
	Title:	Chief Financial Officer & General Counsel